                    MORGAN STANLEY CHINA "A" SHARE FUND, INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                AMOUNT OF    % OF
                                      OFFERING      TOTAL        SHARES    OFFERING   % OF FUNDS
   SECURITY     PURCHASE/   SIZE OF   PRICE OF    AMOUNT OF     PURCHASED  PURCHASED     TOTAL                   PURCHASED
  PURCHASED    TRADE DATE  OFFERING    SHARES     OFFERING       BY FUND    BY FUND     ASSETS       BROKERS        FROM
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      Morgan
                                                                                                   Stanley Asia
                                                                                                  Limited, BOCI
                                                                                                  Asia Limited,
                                                                                                      Daiwa
                                                                                                    Securities
                                                                                                    SMBC Hong
                                                                                                  Kong Limited,
                                                                                                      China
 Anta Sports    07/03/07      --      $30.00     $367,000,000   1,826,000     0.31%      0.16%      Everbright       Boci
Products Ltd.                                                                                       Securities   Securities
                                                                                                  (HK) Limited,
                                                                                                     Kingsway
                                                                                                    Financial
                                                                                                     Services
                                                                                                  Group Limited
                                                                                                     Goldman
                                                                                                      Sachs,
                                                                                                  Goldman Sachs
                                                                                                      (Asia)
                                                                                                     L.L.C.,
                                                                                                      Morgan
                                                                                                   Stanley, BOC
                                                                                                  International,
                                                                                                      Morgan
                                                                                                   Stanley Asia
                                                                                                  Limited, BOCI
                                                                                                  Asia Limited,
                                                                                                   Guotai Junan
 Sino-Ocean                                                                                         Securities
Land Holdings   09/21/07      --      HKD7.70    USD 1.53 bin     887,000     0.05%      0.12%     (Hong Kong)      Boci
                                                                                                   Limited, DBS  Securities
                                                                                                   Asia capital
                                                                                                  Limited, Tai
                                                                                                       Fook
                                                                                                    Securities
                                                                                                     Company
                                                                                                     Limited,
                                                                                                    CICC China
                                                                                                  International
                                                                                                     Capital
                                                                                                   Corporation
                                                                                                    Limited),
                                                                                                    JPMorgan,
                                                                                                      China
                                                                                                  International
                                                                                                     Capital
                                                                                                   Corporation
                                                                                                   (Hong Kong)
                                                                                                  Limited, J.P.
                                                                                                      Morgan
                                                                                                    Securities
                                                                                                      (Asia
                                                                                                     Pacific)
                                                                                                     Limited,
                                                                                                      China
                                                                                                  International
                                                                                                     Capital
                                                                                                   Corporation
                                                                                                   (Hong Kong)
                                                                                                   Limited, CCB
                                                                                                  International
                                                                                                     Capital
  Sinotruk      11/23/07      --     HKD 12.88  USD 1.045 bin   4,000,000     0.63%      0.68%       Limited,     JPMorgan
   Limited                                                                                            First
                                                                                                     Shanghai
                                                                                                    Securities
                                                                                                     Limited,
                                                                                                     Taifook
                                                                                                    Securities
                                                                                                     Company
                                                                                                   Limited, VC
                                                                                                    Brokerage
                                                                                                     Limited